UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 15, 2011

China New Energy Group Company

   (Exact name of Registrant as specified in its charter)

Delaware	001-32691	65-0972647
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 18/F Block B1, Tianjin Emperor Place, No. 85 NanJing Road
He Ping District, Tianjin, 300042
People's Republic of China

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (011)-86-22-5829 9778

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act(17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act(17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 8.01 Other Events.

On April 1, 2011, China New Energy Group Company  (the “Company”) filed a Form 12b-25 with the Securities and Exchange Commission (“SEC”) relating to the late filing of its Annual Report on Form 10-K  for the fiscal year ended December 31, 2010  (the “10-K for 2010”).  The Company has submitted a written request for accounting guidance to the Office of the Chief Accountant (“OCA”) at the SEC and is awaiting a response.   The 10-K for 2010 was due to be filed on April 15, 2011.  The Company expects to file the 10-K for 2010 within 15 days of the receipt of the response from the OCA.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2011

CHINA NEW ENERGY GROUP COMPANY
(Registrant)

By:	/s/ Yangkan Chong
Yangkan Chong
Chief Executive Officer